Exhibit 99.1

MACOM Announces Definitive Agreement to Divest Automotive Business to Autoliv ASP Inc.

Divestiture expected to enable higher growth rate and accelerate path to achievement of target operating model for remaining MACOM business

LOWELL, Mass., July 16, 2015 - M/A-COM Technology Solutions Holdings, Inc. (NASDAQ: MTSI) (MACOM), a leading supplier of high-performance analog RF, microwave, millimeterwave and photonic semiconductor products, today announced that it has entered into a definitive agreement to sell its Automotive business to Autoliv ASP Inc. (Autoliv). The Automotive business represented approximately 18% of MACOM’s consolidated revenue in its second fiscal quarter ended April 3, 2015.

The agreed consideration to MACOM for the Automotive business is to be $100 million in cash, subject to customary working capital and other adjustments, plus the opportunity to receive up to an additional $30 million in cash based on achievement of revenue-based earn-out targets through 2019.

Commenting on the transaction, John Croteau, President and Chief Executive Officer stated, “The divesture of our Automotive business will enable MACOM to realize its full potential as a pure-play high-performance analog company and demonstrates our confidence in achieving high growth rates in our retained core businesses. We anticipate our optical and laser businesses will continue to outperform, quickly contributing to consolidated MACOM earnings and cash flow consistent with our pre-divestment expectations for our business as a whole, even without the Automotive business in the portfolio. MACOM’s operating margin has expanded to the point that the Automotive business was no longer accretive to our operating model, and therefore not consistent with our long-term strategic vision from both a growth and profitability perspective. We expect this divestiture will significantly accelerate MACOM’s achievement of its target operating model of 60% non-GAAP gross margin and 30% non-GAAP operating margin.”

MACOM’s Board of Directors has approved the transaction, which remains subject to antitrust approvals and other customary closing conditions. It is currently expected to close in MACOM’s fourth fiscal quarter of 2015.

Jefferies LLC acted as financial advisor and Perkins Coie LLP acted as legal counsel to MACOM.

MACOM will discuss the transaction in further detail on its upcoming earnings conference call to be held Tuesday, July 28, 2015.

About MACOM

MACOM (http://www.macom.com/) is a leading supplier of high-performance analog RF, microwave, millimeterwave and photonic semiconductor products that enable next-generation Internet and modern battlefield applications. Recognized for its broad catalog portfolio of technologies and products, MACOM serves diverse markets, including high speed optical, satellite, radar, wired and wireless networks, industrial, medical, and mobile devices. A pillar of the semiconductor industry, MACOM thrives on more than 60 years of solving its customers’ most complex problems, serving as a true partner for applications ranging from RF to Light.

Headquartered in Lowell, Massachusetts, MACOM is certified to the ISO9001 international quality standard and ISO14001 environmental management standard. MACOM has design centers and sales offices throughout North America, Europe, Asia and Australia.

MACOM, M/A-COM, M/A-COM Technology Solutions, M/A-COM Tech, Partners in RF & Microwave, Partners from RF to Light, The First Name in Microwave and related logos are trademarks of MACOM. All other trademarks are the property of their respective owners.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements based on MACOM management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include, among others, information concerning MACOM’s stated business outlook and future results of operations (including any statements regarding its expected growth rate or expected achievement of its target operating model), statements regarding the proposed divestiture of MACOM’s Automotive business and expectations regarding the divestiture and its impact on MACOM, and any statements regarding future trends, business strategies, competitive position, industry conditions, acquisitions and market opportunities. Forward-looking statements include all statements that are not historical facts and generally may be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements contained in this press release reflect MACOM’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause those events or actual activities or results to differ materially from those expressed in any forward-looking statement. Although MACOM believes that the expectations reflected in the forward-looking statements are reasonable, it cannot and does not guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. A number of important factors could cause actual results to differ materially from those indicated

by the forward-looking statements, including MACOM’s failure to complete the divestment, costs or indemnification or other liabilities associated with the divestment, matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the divestment, failure to achieve financial expectations related to the divestment or the earn-out opportunity associated with the divestment, failure to achieve expected synergies or successfully integrate acquired businesses, or to achieve the expected accretion and other anticipated benefits of such acquisitions, adverse reactions to the divestment by employees, customers, suppliers or competitors, lower than expected demand in any or all of MACOM’s primary end markets or from any of its large OEM customers based on macro-economic weakness or otherwise, MACOM’s failure to realize the expected economies of scale, lowered production cost and other anticipated benefits of our previously announced GaN intellectual property licensing program, the potential for defense spending cuts, program delays, cancellations or sequestration, failures or delays by any customer in winning business or to make purchases from MACOM in support of such business, lack of adoption or delayed adoption by customers and industries of GaN, Indium Phosphide lasers, or other solutions offered by MACOM, failures or delays in porting and qualifying GaN or Indium Phosphide laser process technology to MACOM’s Lowell, MA fabrication facility or third party facilities, lower than expected utilization and absorption in its manufacturing facilities, lack of success or slower than expected success in new product development efforts, loss of business due to competitive factors, product or technology obsolescence, customer program shifts or otherwise, lower than anticipated or slower than expected customer acceptance of new product introductions, the potential that the expected rollout of fiber-to-the-home network technology or other new network technology deployments in China and other geographies fails to occur, occurs more slowly than MACOM expects or does not result in the amount or type of new business for MACOM that it anticipates, the potential for a shift in the mix of products sold in any period toward lower-margin products or a shift in the geographical mix of revenues, the potential for increased pricing pressure based on competitive factors, technology shifts or otherwise, the impact of any executed or abandoned acquisition, divestiture or restructuring activity, the impact of supply shortages or other disruptions in MACOM’s internal or outsourced supply chain, the relative success of cost-savings initiatives, the potential for inventory obsolescence and related write-offs, the expense, business disruption or other impact of any current or future investigations, administrative actions, litigation or enforcement proceedings MACOM may be involved in, and the impact of any claims of intellectual property infringement or misappropriation, which could require MACOM to pay substantial damages for infringement, expend significant resources in prosecuting or defending such matters or developing non-infringing technology, incur material liability for royalty or license payments, or prevent MACOM from selling certain of its products, as well as those factors described in “Risk Factors” in MACOM’s filings with the Securities and Exchange Commission (SEC), including its Quarterly Report on Form 10-Q for the quarter ended April 3, 2015 as filed with the SEC on May 13, 2015. MACOM undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Company Contact:

M/A-COM Technology Solutions Holdings, Inc.

Bob McMullan

Chief Financial Officer

P: 978-656-2753

E: bob.mcmullan@macom.com

Investor Relations Contact:

Shelton Group

Leanne K. Sievers, EVP

P: 949-224-3874

Brett L. Perry, Managing Director

P: 214-272-0070

E: sheltonir@sheltongroup.com